                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 31, 2001
                         -------------------------------


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


Islands of Bermuda                  0-25456                           13-3795510
--------------------------------------------------------------------------------
(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                            Number


              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
            ---------------------------------------------------------
                                 (441) 295-2244



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Item 5.  Other Events.
         ------------

     On May 31, 2001, Globalstar Telecommunications Limited ("GTL") received a Nasdaq Staff Determination indicating that GTL no longer complied with the Minimum Bid Price requirements for continued listing as set forth in Market Place Rule 4450(a)(5) and that it was therefore subject to delisting from the Nasdaq National Market.

     GTL has applied to transition its listing to the Nasdaq SmallCap Market, and, accordingly, delisting from the Nasdaq National Market has been stayed until a final determination regarding its application is made. There can be no assurance that GTL's application for listing on the Nasdaq SmallCap Market will be approved. If it is not approved, GTL's listing will be transferred to the Over-The-Counter Bulletin Board, a regulated quotation service that offers real-time quotes, last-sale prices and volume information on selected over-the-counter equity securities.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBALSTAR TELECOMMUNICATIONS
                                         LIMITED
                                        -----------------------------
                                        (Registrant)



Date: June 5, 2001                      By: /s/ Avi Katz
                                            ------------------------------
                                            Avi Katz
                                            Vice President and Secretary